Statements of Net Assets Available for Benefits - EBP 003 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments
Investments, at Fair Value	$ 37,857,604	$ 32,114,184
Investments, at Contract Value	461,192	163,128
Total Investments	38,318,796	32,277,312
Receivables
Employer Contribution	1,120	0
Other Receivables	0	3
Notes Receivable from Participants	971,925	929,916
Total Receivables	973,045	929,919
Total Assets	39,291,841	33,207,231
Net Assets Available for Benefits	$ 39,291,841	$ 33,207,231